Supplement to the

Fidelity® New Jersey AMT Tax-Free Money Market Fund (FSJXX) and
Fidelity New Jersey Municipal Money Market Fund (FNJXX)

Fidelity New Jersey AMT Tax-Free Money Market Fund is a Class of shares of
Fidelity New Jersey AMT Tax-Free Money Market Fund

Funds of Fidelity Court Street Trust II

Fidelity New Jersey Municipal Income Fund (FNJHX)

A Fund of Fidelity Court Street Trust

STATEMENT OF ADDITIONAL INFORMATION

January 29, 2015

The following information replaces similar information found in the "Description of the Trusts" section beginning on page 58.

Custodians. JPMorgan Chase Bank, 270 Park Avenue, New York, New York, is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. From time to time, subject to approval by a fund's Treasurer, the fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

NJNB-15-01  June 1, 2015
1.475765.131

Supplement to the

Fidelity® Connecticut Municipal Income Fund (FICNX) and
Fidelity Connecticut Municipal Money Market Fund (FCMXX)

Funds of Fidelity Court Street Trust and Fidelity Court Street Trust II

STATEMENT OF ADDITIONAL INFORMATION

January 29, 2015

The following information replaces similar information found in the "Description of the Trust" section on page 58.

Custodian. JPMorgan Chase Bank, 270 Park Avenue, New York, New York, is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. From time to time, subject to approval by a fund's Treasurer, Fidelity Connecticut Municipal Income Fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

CTF-CTMB-15-01  June 1, 2015
1.475746.127